                                                                EXHIBIT 10.8


================================================================================
                                OPTION AGREEMENT

                                 BY AND BETWEEN

                       BAYARD DRILLING TECHNOLOGIES, INC.

                                      AND

                         CHESAPEAKE ENERGY CORPORATION


                               DECEMBER 10, 1996


================================================================================

                                OPTION AGREEMENT

              This OPTION AGREEMENT (this "Agreement"), dated as of December 10, 1996, is made by and between Bayard Drilling Technologies, Inc. a Delaware corporation (the "Company"), and Chesapeake Energy Corporation, a Delaware corporation (the "Investor").

                                  WITNESSETH:

              WHEREAS, the Company, the Investor and certain other parties named therein have entered into that certain Master Agreement, dated as of November 26, 1996 (the "Master Agreement"), pursuant to which the Investor and the other parties thereto acquired interests in the Company;

              WHEREAS, the Master Agreement contemplates, among other things, that (i) the Investor will enter into an option agreement with the Company pursuant to which the Company will grant to the Investor an option to purchase 1,000,000 shares of common stock, par value $0.01 per share ("Common Stock"), of the Company for a purchase price of $12 per share; (ii) the Investor will enter into a Master Drilling Agreement, dated as of December 5, 1996 (the "Master Drilling Agreement"), pursuant to which the Investor and the Company will set forth certain governing terms of Drilling Agreements (as defined herein) to be entered into by the Investor and the Company; (iii) Chesapeake Operating Inc., a subsidiary of the Investor ("Chesapeake Operating"), shall enter into each of six separate drilling agreements pursuant to which Chesapeake Operating will employ specified drilling rigs of the Company (the "Drilling Agreements"); (iv) the Investor, certain other stockholders of the Company and the Company will enter into a Stockholders and Voting Agreement (the "Stockholders Agreement") and a Registration Rights Agreement (the "Registration Rights Agreement"); and

              WHEREAS, the Investor and the Company desire to set forth the terms and conditions of such option.

              NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

              SECTION 1. Option; Initial Exercise Price. Subject to the terms, conditions and limitations contained in this Agreement, the Investor is hereby granted the right to purchase up to 1,000,000 shares of Common Stock for a purchase price of $12 per share (the "Option"). The Option will expire as follows (each, an "Expiration Date"):

                     (a) As to 334,000 shares of Common Stock, the Option will expire at 5:00 p.m., Dallas, Texas time, on December 5, 2000.

                     (b) As to 666,000 shares of Common Stock, the Option will expire at 5:00 p.m., Dallas, Texas time, on December 5, 1998; provided, however, that if, on or before December 5, 1998, Chesapeake Operating extends at its option the Drilling Agreement with respect to each of four drilling rigs for additional two year terms in accordance with the terms of the applicable Drilling Agreement, the Option expiration date as to 166,500 shares of Common Stock will be extended to, and expire at 5:00 p.m., Dallas, Texas time, on December 5, 2000, for each such Drilling Agreement so extended by Chesapeake Operating.

Such right shall be evidenced by a certificate (the "Option Certificate") issued to the Investor by the Company in the form attached as Exhibit A hereto. The Option may be converted into shares of Common Stock upon the payment to the Company by the Investor of the sum of $12 per share in cash (the "Exercise Price"). The Option may not be exercised at any time that the Investor is not in full compliance with any of the terms or provisions of the Master Drilling Agreement or any of the Drilling Agreements.

              SECTION 2. Rights of Holders and Duties of Company. Until such time as the Investor shall exercise the Option, the Company shall have no obligations or duties to the Investor as the holder of the Option, except as expressly set forth in this Agreement, the Stockholders Agreement or the Registration Rights Agreement (each as defined in the Master Agreement). The Option does not confer upon the Investor any right to vote or to consent to or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever or any other rights or liabilities as a shareholder, prior to the exercise thereof. At such time as the Investor has exercised the Option, in whole or in part, the Investor shall have only such rights and benefits as are expressly set forth in this Agreement or the Stockholder Agreement or which accrue to all shareholders in their capacity as such pursuant to the Articles of Incorporation or Bylaws of the Company, or applicable law.

              SECTION 3. Notice of Dividends. If the Board of Directors of the Company shall declare any dividend or other distribution payable to holders of Common Stock (except a dividend payable solely in Common Stock), the Company shall mail notice thereof to the Investor not less than thirty (30) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution and the Investor shall not be entitled to participate in such dividend or other distribution or be entitled to any rights on account or as a result thereof unless and to the extent the Investor exercises the Option prior to such record date, and then such Investor shall have the right to participate in the dividend or distribution only with respect to shares of Common Stock actually received by the Investor upon the full or partial exercise of the Option.

              SECTION 4.    Subdivision or Combination of Common Stock or Stock
Dividend.   In the event the Company shall at any time subdivide its
outstanding shares of Common Stock into a greater number of shares, the Exercise Price set forth in Section 1 hereof in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock purchasable upon the exercise of the Option shall be proportionately increased. Conversely, in the event the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of the Option shall be proportionately decreased. If the Company shall hereafter declare or pay a dividend or make a distribution upon Common Stock in the form of capital stock or any security convertible into Common Stock, then in each case, from and after the record date for determining the shareholders entitled to receive such dividend or distribution, the Exercise Price in effect immediately prior to such record date shall be proportionately reduced. For the purposes hereof, the payment of a dividend in, or the distribution of, securities convertible into Common Stock, shall be deemed to have effected an increase in the number of outstanding shares of Common Stock equal to the number of shares of Common Stock into which such securities shall be initially convertible. The Exercise Price shall not be adjusted to reflect any of the following: (i) the issuance of shares pursuant to any employee stock option plans of the Company; (ii) the issuance of shares in exchange for or to purchase assets or other operating entities; (iii) issuance of shares in exchange for, upon conversion of, upon the exercise of or in respect of any shares of preferred stock of any class of the Company; and (iv) the issuance of shares of equity securities for cash.

              SECTION 5. Investment Representations. The Investor hereby represents and warrants to the Company as follows:

                     (a) The Investor is acquiring the Option, and the shares of Common Stock issuable upon exercise of the Option, for investment purposes only and not with a view to the resale or distribution of all or any part thereof. The offering of the Option to the Investor was made only through direct, personal communication between the duly authorized representatives of such Investor and the Company and not through any public solicitation or advertising. The Investor acknowledges that neither the Option nor the shares of Common Stock issuable upon exercise thereof have been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities or "blue sky" laws of any state or other domestic or foreign jurisdiction, and that none of such securities may be sold, transferred or otherwise disposed of except pursuant to an effective registration statement thereunder or an applicable exemption therefrom.

                     (b) The Investor (i) has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Option and the Common Stock and has the financial ability to assume the monetary risk associated therewith; (ii) is able to bear the complete loss of its investment in the Option and the Common Stock; (iii) has received such documents and information as it has requested and has had the opportunity to ask questions of, and receive answers from, the Company and its management concerning the Company and the terms and conditions of the offering of the Option and to obtain additional information; (iv) is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act; (v) is not an entity formed solely to make this investment; and (vi) is not relying upon any statements or instruments made or issued by any person or entity other than the Company and its officers in making its decision to invest in the Option and the Common Stock.

              SECTION 6. Legend. Until (a) a registration statement with respect to the Option or the shares of Common Stock issued upon exercise thereof has been declared effective under the Securities Act, or (b) the holder of such securities delivers to the Company a written opinion of counsel to such holder in form and substance satisfactory to the Company to the effect that such legend is no longer necessary under the Securities Act, the Company shall cause the Option Certificate and each certificate representing shares of Common Stock issued upon exercise thereof to be stamped or otherwise imprinted with a legend in substantially the following form:

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES MAY NOT BE SOLD, ASSIGNED, PLEDGED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND SUCH LAWS.

              SECTION 7. Consent to Amendments; Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement shall not be amended or waived except upon the written agreement of the Company and the Investor.

              SECTION 8. No Assignment. This Agreement may not be assigned by the Investor without the written consent of the Company. Any purported or attempted assignment in violation of this Section 8 shall be void ab initio. In addition, this Agreement and the Option are subject to the transfer restrictions and other provisions set forth in the Stockholders Agreement.

              SECTION 9. Severability. Whenever possible, each provision of this Agreement shall be interpreted so as to be effective and valid under applicable law. If any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

              SECTION 10. Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not affect the interpretation of this Agreement.

              SECTION 11. Notices. Any notices required or permitted to be sent hereunder shall be delivered by hand, by telex or telecopier, or by certified or registered mail, postage prepaid and return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Company. Notices shall be deemed to have been given upon delivery, if delivered by hand, three days after mailing, if mailed, one business day after delivery to the courier, if delivered by overnight courier service, and upon receipt of an appropriate electronic confirmation, if by telex or telecopier:

                     If to the Company, to:

                            Bayard Drilling Technologies, Inc.
                            Suite 400E, Lakepoint Towers
                            4005 Northwest Expressway
                            Oklahoma City, Oklahoma  73116
                            Attn:  President
                            (405) 879-3847 (fax)

                     If to the Investor, to:

                            Chesapeake Energy Corporation
                            P. O. Box 18496
                            Oklahoma City, Oklahoma  73154-0456
                            Attn: Marcus C. Rowland
                            (405) 848-8000 Ext. 232
                            (405) 879-9580 (fax)

              SECTION 12. Governing Law. This Agreement shall be governed in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

              SECTION 13. Entire Agreement. This Agreement constitutes the entire agreement of the parties concerning the transactions contemplated hereby, and supersedes all prior agreements and understandings, written or oral, regarding the subject matter hereof.

              SECTION 14. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument.

              IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                           COMPANY:


                                           BAYARD DRILLING TECHNOLOGIES, INC.


                                           By: /s/ JAMES E. BROWN
                                              ------------------------------
                                           Name:
                                                  --------------------------
                                           Title:
                                                  --------------------------

                                           INVESTOR:
                                           CHESAPEAKE ENERGY CORPORATION



                                           By: /s/ AUBREY K. MCCLENDON
                                              ------------------------------
                                           Name:
                                                  --------------------------
                                           Title:
                                                  --------------------------

                                   EXHIBIT A